EXHIBIT 23.1
                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports incorporated into this Form 10-K into the Company's previously filed Registration Statement File No. 333-43573.

                                                     /s/ Arthur Andersen LLP


Washington, D.C.
March 30, 1998